UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2022 (December 21, 2021)

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

As previously disclosed, on December 21, 2021, Medicine Man Technologies, Inc. (the “Company”) issued 100,000 shares of common stock as part of the purchase price (the “Smoking Gun Shares”) for assets purchased under the Asset Purchase Agreement, dated November 13, 2021, by and among the Company, Double Brow, LLC, a wholly-owned subsidiary of the Company, Smoking Gun, LLC, Smoking Gun Land Company, LLC, and Deborah Dunafon, Ralph Riggs, George Miller, Lindsey Mintz, Terry Grossman and Annette Gilman.

On December 20, 2021, the Company issued 245,017 shares of common stock (the “Conversion Shares”) upon the voluntary conversion of 272 shares of the Company’s Series A Cumulative Convertible Preferred Stock held by an investor who originally received the shares of preferred stock on December 18, 2020 at the closing of an asset acquisition by the Company.

The issuances of the Drift Shares (as defined in Item 8.01) and the Smoking Gun Shares were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Company issued such shares in privately negotiated transactions, and such shares were acquired for the recipients’ accounts for investment purposes. A legend was placed on the certificates representing shares of common stock referencing the restricted nature of the shares.

The issuance of the Conversion Shares was exempt from the registration requirements of the Securities Act, pursuant to Section 3(a)(9) of the Securities Act. The Company issued the Conversion Shares in exchange for other Company securities held by the recipient upon the voluntary conversion of such other Company securities and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 7.01. Regulation FD Disclosure.

On January 26, 2022, the Company issued a press release announcing the closing of the Asset Purchase. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

On January 25, 2022, the Company completed its previously announced asset purchase from BG3 Investments, LLC, dba Drift (“BG3”), and Black Box Licensing, LLC (“Black Box”, and together with BG3, individually, “Seller” and collectively, “Sellers”), pursuant to the terms of the Asset Purchase Agreement (as amended by Amendment No. 1 to Asset Purchase Agreement, dated as of October 28, 2021, together the “APA”), dated June 25, 2021, by and among the Company, Double Brow, LLC, a wholly-owned subsidiary of the Company (the “Purchaser”), BG3, Black Box, and Brian Searchinger, the sole equityholder of BG3 and an equityholder of Black Box (the “Equityholder”).

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At the closing, the Purchaser (i) purchased the Sellers’ assets used in or held for use in or related to the operation of the Sellers’ business of distributing, marketing and selling recreational cannabis products, including certain intellectual property rights and the leases for two dispensary retail stores located in Boulder, Colorado, other than certain excluded assets (the “Asset Purchase”), and (ii) assumed obligations under contracts acquired as part of the Asset Purchase, in each case, on the terms and conditions set forth in the APA.

The aggregate closing consideration for the Asset Purchase was (i) $1,915,750 in cash, of which $15,750 was a reimbursement for security deposits on the Leased Real Property (as defined in the APA); $266,190.50 was paid to BG3, and $1,418,559.50 was paid to Black Box, and (ii) 912,666 shares of the Company’s common stock issued to BG3 (the “Drift Shares”). The Company may be required to issue up to 154,000 additional shares of common stock as consideration, which the Company is holding back as collateral for indemnification from the Sellers and Equityholder under the APA. Any portion of the held-back stock consideration not used to satisfy indemnification claims will be released as follows: (i) 50% of the held-back stock consideration will be released on June 30, 2022; and (ii) 50% of the held-back stock consideration will be released on December 31, 2022. The Company funded the cash portion of the closing consideration from cash on hand.

The Company entered into a lock-up agreement with BG3 and the beneficial owners of the Drift Shares providing limitations on the resale of the Drift Shares.

The descriptions of the APA and the transactions contemplated thereby contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 1, 2021 (the “Prior 8-K”) is incorporated herein by reference. The summary of the APA and the transactions contemplated thereby contained in the Prior 8-K and above does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the APA (including the amendment), filed as Exhibit 2.1 to the Prior 8-K and incorporated herein by reference and Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Asset Purchase Agreement, dated June 25, 2021, by and among Double Brow, LLC, Medicine Man Technologies, Inc., BG3 Investments, LLC, Black Box Licensing, LLC, and Brian Searchinger (Incorporated by reference to Exhibit 2.1 to Medicine Man Technologies, Inc.’s Current Report on Form 8-K filed July 1, 2021 (Commission File No. 000-55450)*
99.2	Amendment No. 1 to Asset Purchase Agreement, dated October 28, 2021, by and among Double Brow, LLC, Medicine Man Technologies, Inc., BG3 Investments, LLC, Black Box Licensing, LLC, and Brian Searchinger.
99.3	Press Release, dated January 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Certain exhibits and schedules to the agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K and Item 601(a)(5), as applicable, of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: January 31, 2022		Daniel R. Pabon General Counsel

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